                                                                    EXHIBIT 99.1


                             MOHAWK INDUSTRIES, INC.
             CONSOLIDATED SUPPLEMENTAL STATEMENTS OF EARNINGS DATA

                      (in thousands, except per share data)

                                   Page 1 of 2


                                                                       Fiscal Quarters Ended                             Year Ended
                                                -------------------------------------------------------------------     December 31,
                                                March 31, 2001  June 30, 2001  September 29, 2001  December 31, 2001        2001
                                                --------------  -------------  ------------------  -----------------    ------------
Net sales                                         $ 777,339        864,958          907,850             895,798           3,445,945

Cost of sales                                       600,017        648,804          688,426             675,796           2,613,043
                                                  ---------      ---------        ---------           ---------          ----------
        Gross profit                                177,322        216,154          219,424             220,002             832,902

Selling, general and administrative expenses        123,717        132,593          127,016             122,419             505,745
                                                  ---------      ---------        ---------           ---------          ----------
        Operating income                             53,605         83,561           92,408              97,583             327,157
                                                  ---------      ---------        ---------           ---------          ----------

Other expense:
   Interest expense                                   8,952          8,232            6,869               5,734              29,787
   Other expense, net                                 1,469          1,574            1,051               1,860               5,954
                                                  ---------      ---------        ---------           ---------          ----------
                                                     10,421          9,806            7,920               7,594              35,741
                                                  ---------      ---------        ---------           ---------          ----------

        Earnings before income taxes                 43,184         73,755           84,488              89,989             291,416

Income taxes                                         15,978         27,289           28,761              30,796             102,824
                                                  ---------      ---------        ---------           ---------          ----------

        Net earnings                              $  27,206         46,466           55,727              59,193             188,592
                                                  =========      =========        =========           =========          ==========


Basic earnings per share                          $    0.52           0.89             1.06                1.12                3.60
                                                  =========      =========        =========           =========          ==========

Weighted-average common shares outstanding           52,361         52,266           52,412              52,631              52,418
                                                  =========      =========        =========           =========          ==========


Diluted earnings per share                        $    0.51           0.88             1.05                1.11                3.55
                                                  =========      =========        =========           =========          ==========

Weighted-average common and dilutive potential
   common shares outstanding                         52,970         52,882           53,211              53,501              53,141
                                                  =========      =========        =========           =========          ==========

                             MOHAWK INDUSTRIES, INC.
             CONSOLIDATED SUPPLEMENTAL STATEMENTS OF EARNINGS DATA

                      (in thousands, except per share data)


                                   Page 2 of 2




                                                                       Fiscal Quarters Ended                             Year Ended
                                                --------------------------------------------------------------------    December 31,
                                                 April 1, 2000  July 1, 2000   September 30, 2000  December 31, 2000        2000
                                                --------------  -------------  ------------------  -----------------    ------------
Net sales                                         $ 799,403        890,980          875,765             837,886           3,404,034

Cost of sales                                       608,840        675,098          661,545             635,702           2,581,185
                                                  ---------      ---------        ---------           ---------        ------------
        Gross profit                                190,563        215,882          214,220             202,184             822,849

Selling, general and administrative expenses        124,857        126,971          127,151             126,755             505,734
Class action legal settlement                           -              -              7,000                 -                 7,000
                                                  ---------      ---------        ---------           ---------        ------------
        Operating income                             65,706         88,911           80,069              75,429             310,115
                                                  ---------      ---------        ---------           ---------        ------------

Other expense:
   Interest expense                                   8,740          9,674           10,173               9,457              38,044
   Other expense, net                                   773          1,215              846               1,608               4,442
                                                  ---------      ---------        ---------           ---------        ------------
                                                      9,513         10,889           11,019              11,065              42,486
                                                  ---------      ---------        ---------           ---------        ------------
        Earnings before income taxes                 56,193         78,022           69,050              64,364             267,629

Income taxes                                         22,196         30,819           26,913              25,102             105,030
                                                  ---------      ---------        ---------           ---------        ------------

        Net earnings                              $  33,997         47,203           42,137              39,262             162,599
                                                  =========      =========        =========           =========        ============

Basic earnings per share                          $    0.61           0.88             0.79                0.75                3.02
                                                  =========      =========        =========           =========        ============

Weighted-average common shares outstanding           55,611         53,836           53,097              52,535              53,769
                                                  =========      =========        =========           =========        ============

Diluted earnings per share                        $    0.61           0.87             0.79                0.74                3.00
                                                  =========      =========        =========           =========        ============

Weighted-average common and dilutive potential
   common shares outstanding                         56,097         54,336           53,634              52,953              54,255
                                                  =========      =========        =========           =========        ============